Exhibit 99.2

WT Earning 2023 Fou February 6, 2 W s Release Supplemental Materials rth Quarter and Full Year Financial Results 024 wtwco.com © 2024 WTW. All rights reserved.

wtwco.com © 2024 WTW. All rights reserved. WTW Forward - Looking Statements This document contains ‘forward - looking statements’ within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward - looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, that address activities, events, or developments that we expect or anticipate may occur in the future, including such things as our outlook, the potential impact of natural or man - made disasters like health pandemics and other world health crises; future capital expenditures; ongoing working capital efforts; future share repurchases; financial results (including our revenue, costs, or margins) and the impact of changes to tax laws on our financial results; existing and evolving business strategies and acquisitions and dispositions, including our completed sale of Willis Re to Arthur J. Gallagher & Co. (‘Gallagher’) and transitional arrangements related thereto; demand for our services and competitive strengths; strategic goals; the benefits of new initiatives; growth of our business and operations; the sustained health of our product, service, transaction, client, and talent assessment and management pipelines; our ability to successfully manage ongoing leadership, organizational and technology changes, including investments in improving systems and processes; our ability to implement and realize anticipated benefits of any cost - savings initiatives including the multi - year operational Transformation program; our recognition of future impairment charges; and plans and references to future successes, including our future financial and operating results, short - term and long - term financial goals, plans, objectives, expectations and intentions are forward - looking statements including with respect to free cash flow generation, adjusted net revenue, adjusted operating margin, and adjusted earnings per share. Also, when we use words such as ‘may’, ‘will’, ‘would’, ‘anticipate’, ‘believe’, ‘estimate’, ‘expect’, ‘intend’, ‘plan’, ‘continues’, ‘seek’, ‘target’, ‘goal’, ‘focus’, ‘probably’, or similar expressions, we are making forward - looking statements. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward - looking statements. All forward - looking disclosure is speculative by its nature. There are important risks, uncertainties, events and factors that could cause our actual results or performance to differ materially from those in the forward - looking statements contained in this document, including the following[A1] : our ability to successfully establish, execute and achieve our global business strategy as it evolves; our ability to fully realize anticipated benefits of our growth strategy; our ability to achieve our short - term and long - term financial goals, such as with respect to our cash flow generation, and the timing with respect to such achievement; the risks related to changes in general economic (including a possible recession), business and political conditions, including changes in the financial markets, inflation, credit availability, increased interest rates and trade policies; the risks to our short - term and long - term financial goals from any of the risks or uncertainties set forth herein; the risks relating to the adverse impacts of macroeconomic trends, including inflation, changes in interest rates and trade policies, as well as political events, trade and other international disputes, war, such as the Russia - Ukraine and Israel - Hamas wars, terrorism, natural disasters, public health issues and other business interruptions on the global economy and capital markets, which could have a material adverse effect on our business, financial condition, results of operations, and long - term goals; the risks associated with our withdrawal from our high margin businesses in Russia and our ability to achieve cost - mitigation measures; our ability to successfully hedge against fluctuations in foreign currency rates; the risks relating to the adverse impacts of natural or man - made disasters like health pandemics and other world health crises, on the demand for our products and services, our cash flows and our business operations; material interruptions to or loss of our information processing capabilities, or failure to effectively maintain and upgrade our information technology resources and systems and related risks of cybersecurity breaches or incidents; our ability to comply with complex and evolving regulations related to data privacy, cybersecurity and artificial intelligence; the risks relating to the transitional arrangements in effect subsequent to our now - completed sale of Willis Re to Gallagher; significant competition that we face and the potential for loss of market share and/or profitability; the impact of seasonality and differences in timing of renewals and non - recurring revenue increases from disposals and book - of - business sales; the failure to protect client data or breaches of information systems or insufficient safeguards against cybersecurity breaches or incidents; the risk of increased liability or new legal claims arising from our new and existing products and services, and expectations, intentions and outcomes relating to outstanding litigation; the risk of substantial negative outcomes on existing litigation or investigation matters; changes in the regulatory environment in which we operate, including, among other risks, the impacts of pending competition law and regulatory investigations; various claims, government inquiries or investigations or the potential for regulatory action; our ability to make divestitures or acquisitions, including our ability to integrate or manage such acquired businesses, as well as identify and successfully execute on opportunities for strategic collaboration; our ability to integrate direct - to - consumer sales and marketing solutions with our existing offerings and solutions; our ability to successfully manage ongoing organizational changes, including investments in improving systems and processes; disasters or business continuity problems; the ongoing impact of Brexit on our business and operations; our ability to properly identify and manage conflicts of interest; reputational damage, including from association with third parties; reliance on third - party service providers and suppliers; risks relating to changes in our management structures and in senior leadership; the loss of key employees or a large number of employees and rehiring rates; our ability to maintain our corporate culture; doing business internationally, including the impact of foreign currency exchange rates; compliance with extensive government regulation; the risk of sanctions imposed by governments, or changes to associated sanction regulations (such as sanctions imposed on Russia) and related counter - sanctions; our ability to effectively apply technology, data and analytics changes for internal operations, maintaining industry standards and meeting client preferences; changes and developments in the insurance industry or the U.S. healthcare system, including those related to Medicare and any legislative actions from the current U.S. Congress, and any other changes and developments in legal, economic, business or operational conditions impacting our Medicare benefits businesses such as TRANZACT; the inability to protect our intellectual property rights, or the potential infringement upon the intellectual property rights of others; fluctuations in our pension assets and liabilities and related changes in pension income, including as a result of, related to, or derived from movements in the interest rate environment, investment returns, inflation, or changes in other assumptions that are used to estimate our benefit obligations and its effect on adjusted earnings per share; our capital structure, including indebtedness amounts, the limitations imposed by the covenants in the documents governing such indebtedness and the maintenance of the financial and disclosure controls and procedures of each; our ability to obtain financing on favorable terms or at all; adverse changes in our credit ratings; the impact of recent or potential changes to U.S. or foreign laws, and the enactment of additional, or the revision of existing, state, federal, and/or foreign laws and regulations, recent judicial decisions and development of case law, other regulations and any policy changes and legislative actions, including those that impact our effective tax rate; U.S. federal income tax consequences to U.S. persons owning at least 10% of our shares; changes in accounting principles, estimates or assumptions; our recognition of future impairment charges; risks relating to or arising from environmental, social and governance (‘ESG’) practices; fluctuation in revenue against our relatively fixed or higher than expected expenses; the risk that investment levels, including cash spending, to achieve additional transformation savings increase; the laws of Ireland being different from the laws of the U.S. and potentially affording less protections to the holders of our securities; and our holding company structure potentially preventing us from being able to receive dividends or other distributions in needed amounts from our subsidiaries. The foregoing list of factors is not exhaustive and new factors may emerge from time to time that could also affect actual performance and results. For more information, please see Part I, Item 1A in our Annual Report on Form 10 - K, and our subsequent filings with the SEC. Copies are available online at www.sec.gov or www.wtwco.com. Although we believe that the assumptions underlying our forward - looking statements are reasonable, any of these assumptions, and therefore also the forward - looking statements based on these assumptions, could themselves prove to be inaccurate. Given the significant uncertainties inherent in the forward - looking statements included in this document, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved. Our forward - looking statements speak only as of the date made, and we will not update these forward - looking statements unless the securities laws require us to do so. With regard to these risks, uncertainties and assumptions, the forward - looking events discussed in this document may not occur, and we caution you against unduly relying on these forward - looking statements. 2

WTW Non - GAAP Measures wtwco.com © 2024 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 3 In order to assist readers of our consolidated financial statements in understanding the core operating results that WTW’s management uses to evaluate the business and for financial planning, we present the following non - GAAP measures: (1) Constant Currency Change, (2) Organic Change, (3) Adjusted Operating Income/Margin, (4) Adjusted EBITDA/Margin, (5) Adjusted Net Income, (6) Adjusted Diluted Earnings Per Share, (7) Adjusted Income Before Taxes, (8) Adjusted Income Taxes/Tax Rate and (9) Free Cash Flow. The Company believes that these measures are relevant and provide useful information widely used by analysts, investors and other interested parties in our industry to provide a baseline for evaluating and comparing our operating performance, and in the case of free cash flow, our liquidity results. Reconciliations of these measures are included in the accompanying appendix of these earning release supplemental materials. The Company does not reconcile its forward - looking non - GAAP financial measures to the corresponding U.S. GAAP measures, due to variability and difficulty in making accurate forecasts and projections and/or certain information not being ascertainable or accessible; and because not all of the information, such as foreign currency impacts necessary for a quantitative reconciliation of these forward - looking non - GAAP financial measures to the most directly comparable U.S. GAAP financial measure, is available to the Company without unreasonable efforts. For the same reasons, the Company is unable to address the probable significance of the unavailable information. The Company provides non - GAAP financial measures that it believes will be achieved, however it cannot accurately predict all of the components of the adjusted calculations and the U.S. GAAP measures may be materially different than the non - GAAP measures.

Organic revenue growth 1 of 6% in Q4 - 23 and 8% for full year 2023, and Adjusted Operating Margin 1 expansion of +180 bps in Q4 - 23 and +110 bps for full year 2023 Continued to make significant progress on strategic priorities Realized $37 million of incremental annualized savings in Q4 - 23, bringing the total to $337 million since the Transformation Program inception Continued to return capital to shareholders, with share repurchases of $1 billion and dividends of $352 million for full year 2023 Remain focused on delivering our 2024 financial targets Key Takeaways 1 Signifies Non - GAAP financial measures. See appendix for Non - GAAP reconciliations. wtwco.com © 2024 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 4

Fourth Quarter and Full Year 2023 GAAP Financial Results Key figures wtwco.com © 2024 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 5 Years ended December 31, Three months ended December 31, $USD million, except EPS and % 2022 2023 2022 2023 $8,866 $9,483 7% $2,722 $2,914 7% Revenue % change $1,178 $1,365 16% $708 $779 10% Income from Operations % change 13.3% 14.4% 110 bps 26.0% 26.7% 70 bps Operating Margin % change, basis points $1,024 $1,064 4% $593 $623 5% Net Income % change $8.98 $9.95 11% $5.40 $5.97 11% Diluted EPS % change $812 $1,345 66% Net Cash From Operating Activities % change

Q4 2023 Key Figures, Including Non - GAAP Financial Results Total Revenue +6% Q4 2023 Organic 1 +5% Q4 2022 Organic 1 Adjusted Diluted EPS 1 Q4 2023 Results Adjusted Operating Margin 1 Transformation Program $37M of incremental run rate savings in Q4 2023 $2.9B Q4 2023 wtwco.com © 2024 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 6 $7.44 Q4 2023 $6.33 Q4 2022 +18% Q4 2023 34.2% Q4 2023 +180 bps Q4 2023 +32.4% Q4 2022 1 Signifies Non - GAAP financial measures. See appendix for Non - GAAP reconciliations

Full Year 2023 Key Figures, Including Non - GAAP Financial Results Total Revenue +8% 2023 Organic 1 +4% 2022 Organic 1 Adjusted Diluted EPS 1 Full Year 2023 Results Adjusted Operating Margin 1 Transformation Program $337M of run rate savings since inception Free Cash Flow 1 $9.5B 2023 $14.49 2023 $1.2B 2023 +8% $13.41 2023 2022 20.9% +110 bps 22.0% 2022 2023 2023 +$518M 2023 v. 2022 wtwco.com © 2024 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 7 $674M 2022 1 Signifies Non - GAAP financial measures. See appendix for Non - GAAP reconciliations.

Financial Review wtwco.com © 2024 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 8

Segment Highlights • For the quarter, HWC had organic revenue growth 1 of 4%. – Health had organic revenue growth with the continued expansion of our Global Benefits Management client portfolio and increased brokerage income. Excluding a modest tailwind from book - of - business settlement revenue, Health had organic revenue growth of 5%. – Wealth generated organic revenue growth from higher levels of Retirement work in North America and Europe, along with new client acquisitions, pension brokerage and higher fees in Investments. – Career had organic revenue growth from our compensation surveys and executive compensation, reward - based advisory and employee experience services. – BD&O generated organic revenue growth driven with higher volumes and placements of Medicare Advantage and life policies in Individual Marketplace and increased compliance and other project activity in Outsourcing. • Operating income was $729M in the quarter, an increase of 8% from the prior year. Operating margin increased 150 bps from the prior year primarily from Transformation savings. Quarterly Segment Performance: Health, Wealth & Career Revenue ($M) $1,798 $1,722 Q4 - 23 Q4 - 22 Adjusted Operating Margin 1 40.5% 39.0% Q4 - 23 Q4 - 22 Q4 - 22 Q4 - 23 Organic Revenue Growth 1 0% 6% Health 5% 5% Wealth 9% 6% Career 6% 3% Benefits Delivery & Outsourcing (BD&O) 5% 4% Health, Wealth & Career 1 Signifies Non - GAAP financial measure. See appendix for Non - GAAP reconciliations. wtwco.com © 2024 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 9

Segment Highlights • For the quarter, R&B had organic revenue growth 1 of 12%. Book - of - business settlement revenue did not meaningfully impact organic revenue growth for the quarter. – CRB generated solid organic revenue growth driven by strong new business, improved client retention and rate increases. Book - of - business settlement revenue did not meaningfully impact organic revenue growth for the quarter. – ICT had organic revenue growth from software sales and increased project revenue. • Operating income of $ 354 M in the quarter increased by 32% . • Operating margin improved by 460 bps due to higher operating leverage, driven by strong organic revenue growth and increased productivity from recent hires, and Transformation savings . Quarterly Segment Performance: Risk & Broking Revenue ($M) $1,076 $952 Q4 - 23 Q4 - 22 Adjusted Operating Margin 1 32.9% 28.3% Q4 - 23 Q4 - 22 Q4 - 22 Q4 - 23 Organic Revenue Growth 1 3% 12% Corporate Risk & Broking (CRB) 17% 8% Insurance Consulting & Technology (ICT) 5% 12% Risk & Broking 1 Signifies Non - GAAP financial measure. See appendix for Non - GAAP reconciliations. wtwco.com © 2024 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 10

Transformation Program: Savings wtwco.com © 2024 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 11 Projected Cumulative From Inception Full Year 2023 ($ millions) $72 $27 Real Estate Rationalization $42 $42 Technology Modernization $223 $119 Process Optimization ~$425 $337 $188 Total Savings Projected to generate $425 million of annualized savings through 2024 Delivering on our financial commitments • Delivering $425 million of run - rate savings to contribute ~425 bps of margin improvement , while investing for growth, up from $380 million previously • Realized $37 million of incremental annualized savings during the fourth quarter and $337 million of annualized savings since program inception • Cumulative run - rate savings of $337M are primarily attributable to Process Optimization as we focus on building an infrastructure from which to drive further efficiencies

Transformation Program: Costs to Achieve Projected Cumulative From Inception Full Year 2023 ($ millions) $159 $55 Real Estate Rationalization $192 $138 Technology Modernization $325 $222 Process Optimization ~$995 $676 $415 Total Restructuring / Transformation Costs ~$130 $90 $54 Total Capital Expenditures ~$1,125 ~90%/10% 2.4x $766 ~85%/15% $469 ~90%/10% Total Costs Incurred % Cash / % Non - Cash Cash Costs to Achieve / Savings • Incurred $155 million of restructuring / transformation related charges during the fourth quarter • Incurred $6 million of capital expenditures during the fourth quarter • The cumulative total investment (OpEx + CapEx) is $766 million representing ~68% of expected total one - time program costs 12 wtwco.com © 2024 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation.

Maintaining a Flexible Balance Sheet wtwco.com © 2024 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 13 1 Total Debt equals sum of current debt and long - term debt as shown on the Consolidated Balance Sheets. 2 Signifies Non - GAAP financial measure. See appendix for Non - GAAP reconciliations. Dec 31, 2022 Dec 31, 2023 ($ millions) 1,262 1,424 Cash and Cash Equivalents 4,721 5,217 Total Debt 1 10,093 9,593 Total Equity 2.0x 2.1x Debt to Adj. EBITDA 2 Trailing 12 - month Reinforcing our business fundamentals; safeguarding WTW’s financial strengths Disciplined capital management strategy Provides WTW with the financial flexibility to reinvest in our businesses, capitalize on market growth opportunities and support significant value creation for shareholders • Our capital structure provides a solid foundation of business strength and reinforces our ability to capture long - term growth • History of effectively managing our leverage with a commitment to maintaining our investment grade credit rating • Committed to a disciplined approach to managing outstanding debt and our leverage profile

Executing Against a Balanced Capital Allocation Strategy Allocating capital to opportunities with the potential for highest return CASH RETURNED TO SHAREHOLDERS $ 10.6 B FY2016 to FY2023 MEANINGFUL DIVIDEND GROWTH + 8 % Cash dividend growth $1,352 $1,000 $352 2017 2016 $346 $396 $277 2018 $199 $150 $709 $602 $306 2020 $329 2019 $1,627 $374 2021 $369 2022 $3,899 $595 $986 $908 $479 $346 $2,001 $3,530 Share repurchases Dividends 0.82 0.84 2020 2016 $0.65 2022 2021 2017 2018 $0.48 2019 2023 $0.71 $0.53 $0.60 $0.80 +8% 7 years CAGR Quarterly cash dividend per share wtwco.com © 2024 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 14 Capital Allocation Priorities • Reinvest in capabilities, businesses, and processes • Invest in innovation, technology, and new business • Return excess cash to shareholders through share repurchases and dividends to create long - term shareholder value • Strengthen balance sheet and liquidity • Sustain dividends and payout ratio • Business portfolio management • Pursue opportunistic M&A to strengthen capabilities 2023 Highlights • Repurchased $196 million of shares during the fourth quarter and $1 billion of shares during the year • Paid quarterly cash dividend of $0.84 per common share 2023

Business Overview wtwco.com © 2024 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 15

Delivering superior advice, broking and solutions in the areas of people, risk and capital We Have a Portfolio of Leading Businesses in Attractive Markets We have: A distinctive mix of complementary businesses • Accomplished and aspiring talent • Collaborative client - first culture • Sophisticated data and analytics • Powerful tools A strong balance sheet and significant financial flexibility ~37 M individuals use our platforms to access benefits and insurance wtwco.com © 2024 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 16

Segment Overview: Health, Wealth & Career 1 Revenue ($M) Operating Margin % Health, Wealth & Career: World - class portfolio of leading businesses providing advisory and consulting services within human capital, employee benefits and retirement verticals Benefits Delivery & Outsourcing provides medical exchange and outsourcing services to active employees and retirees across the group and individual markets as well as pension outsourcing Health provides advice, broking, solutions and software for employee benefit plans, HR organizations and management teams of our clients Wealth provides advice and management for retirement and investment asset owners using a sophisticated framework for managing risk Career provides compensation advisory services, employee experience software and platforms, and other career - related consulting services to our clients FY 2023 Revenue and Organic Growth Health 24% Wealth 30% Career 12% BD&O 34% +6% Organic +6% Organic $4,586 $4,895 $5,268 $5,287 $5,582 $1,149 $1,236 $1,346 Operating Income ($M) $1,382 $1,565 25.0% 25.2% 2019 2020 2021 2022 2023 2019 2020 2021 2022 2023 2019 2020 2021 2022 2023 1 Includes Segment financial measures. See accompanying Earnings Release for Supplemental Segment Information. Segment results prior to 2022 were recast to reflect the realignment effective January 1, 2022. wtwco.com © 2024 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 17 25.6% 26.1% 28.0% +6% Organic +5% Organic

Segment Overview: Risk & Broking 1 Risk & Broking: Risk advisory and solutions business delivering innovative, integrated solutions tailored to client needs and underpinned by cutting edge data and analytics, technology and experienced risk thinkers Insurance Consulting and Technology provides advice and technology solutions to the insurance industry to help clients measure and manage risk and capita and improve performance Corporate Risk & Broking provides a broad range of risk advice insurance brokerage and consulting services to clients worldwide ranging from small businesses to multinational corporations Revenue ($M) $3,282 $3,316 FY 2023 Revenue and Organic Growth +7% Organic ICT 11% CRB 89% +10% Organic 2019 2020 2021 2022 2023 2019 2020 2021 2022 2023 2019 2020 2021 2022 2023 1 Includes Segment financial measures. See accompanying Earnings Release for Supplemental Segment Information. Segment results prior to 2022 were recast to reflect the realignment effective January 1, 2022. wtwco.com © 2024 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 18 $3,564 $3,460 $3,735 $650 $714 Operating Income ($M) $835 $734 $813 19.8% 21.6% Operating Margin % 23.4% 21.2% 21.8%

Value Creation Framework wtwco.com © 2024 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 19 1. Seek profitable growth through innovation in attractive markets 2. Target superior shareholder returns through buybacks and prudent investments 3. Defensive business model with historically lower volatility than other financial services subsectors 4. Accelerate operational transformation, resulting in meaningful margin improvements 5. Experienced, diverse management and global leadership team focused on achieving targets

Strategy & Outlook wtwco.com © 2024 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 20

2024 Financial Targets 1 1 Reflects the Company’s current beliefs and expectations as of February 6, 2024 and are subject to significant risks and uncertainties. Also includes Non - GAAP financial measures. We do not reconcile forward - looking Non - GAAP measures for reasons explained in the appendix. 2 Includes the impact of other items, including but not limited to share repurchases, interest expense and provision for income taxes. Share repurchases are subject to market conditions among other relevant factors, including but not limited to, Management’s perspective on relative return opportunities. $15.40 - $17.00 ~$(0.06) 2 Adjusted Diluted EPS ~$1.15 - $2.25 ~($0.14) $14.49 Adjusted Operating Margin 22.5% - 23.5% 22.0% 50 – 150 basis points improvement, net of investments $9.5B $0.4B - $0.6B $9.9B+ Foreign exchange expected to be a minimal impact based on current spot rates Revenue Grow, Simplify, Transform: Focus on the execution on our strategy with a clear path to 2024 Financial Targets Revenue $9.9B+ Mid - single digit (MSD) organic revenue growth with no meaningful year - over - year impact expected from both book - of - business settlements and interest income Adjusted Operating Margin 22.5% - 23.5% Margin expansion driven by improved operational efficiency and expense discipline in both HWC and R&B, net of investments Transformation Savings to deliver $425M of cumulative run - rate savings by year - end Adjusted Diluted EPS $15.40 - $17.00 Increased adjusted operating income to contribute to strong EPS growth Expect approximately $88M in non - cash pension income , down from $109M in 2023 wtwco.com © 2024 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 21

Free Cash Flow Margin Expectations • Adjusted operating margin expansion • Improvement in TRANZACT Free Cash Flow profile driven by maturation of the business and product mix • Non - recurrence of prior year headwinds • Headwind from incremental cash investment in Transformation Program 2022 7.6% 16%+ 12.6% Free Cash Flow Margin 2023 Long Term • Expect incremental improvement in 2024 Adjusted operating margin expansion Additional improvement in TRANZACT Free Cash Flow profile ; expected to be cash flow positive in the near term • Headwind from cash investment in 2024 in HWC & R&B for product development to support future growth Cash investment in Transformation will subside after 2024 Remain focused on other levers to improve Free Cash Flow, including improved working capital 2024 and Beyond: wtwco.com © 2024 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 22

Appendix: Reconciliation of Non - GAAP Measures wtwco.com © 2024 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 23

Constant Currency and Organic Revenue Change As reported, USD millions except % Components of Revenue Change (i) Less: Less: Organic Acquisitions/ Constant Currency Currency As Reported Three Months Ended December 31, Change Divestitures Change Impact % Change 2022 2023 4% 0% 3% 1% 4% 1,722 $ 1,798 $ Health, Wealth & Career 12% 0% 12% 1% 13% 952 1,076 Risk & Broking 7% 0% 6% 1% 7% 2,674 2,874 Segment Revenue 48 40 Reimbursable expenses and other 6% 0% 6% 1% 7% 2,722 $ 2,914 $ Revenue (i) Components of revenue change may not add due to rounding Components of Revenue Change (i) Less: Less: Organic Acquisitions/ Constant Currency Currency As Reported Years Ended December 31, Change Divestitures Change Impact % Change 2022 2023 6% 0% 6% 0% 6% 5,287 $ 5,582 $ Health, Wealth & Career 10% (1)% 8% 0% 8% 3,460 3,735 Risk & Broking 7% (1)% 7% 0% 7% 8,747 9,317 Segment Revenue 119 166 Reimbursable expenses and other 8% 0% 7% 0% 7% 8,866 $ 9,483 $ Revenue wtwco.com © 2024 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 24

Adjusted Op Income and Margin, Adj. EBITDA and Margin QTD As reported, USD millions except % Three Months Ended December 31, 2022 2023% 26.0 708 $ % 26.7 779 $ Income from operations and Operating margin Adjusted for certain items: 73 60 Amortization 28 38 Restructuring costs 73 121 Transaction and transformation % 32.4 882 $ % 34.2 998 $ Adjusted operating income and Adjusted operating income margin Three Months Ended December 31, 2022 2023% 21.8 593 $ % 21.4 623 $ Net Income 13 — Loss from discontinued operations, net of tax 131 116 Provision for income taxes 54 63 Interest expense 64 58 Depreciation 73 60 Amortization 28 38 Restructuring costs 73 121 Transaction and transformation (18) 1 Loss/(gain) on disposal of operations % 37.1 1,011 $ % 37.1 1,080 $ Adjusted EBITDA and Adjusted EBITDA Margin wtwco.com © 2024 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 25

Adjusted Op Income and Margin, Adj. EBITDA and Margin Full Year As reported, USD millions except % Years Ended December 31, 2022 2023% 13.3 1,178 $ % 14.4 1,365 $ Income from operations and Operating margin Adjusted for certain items: 81 — Impairment 312 263 Amortization 99 68 Restructuring costs 181 386 Transaction and transformation % 20.9 1,851 $ % 22.0 2,082 $ Adjusted operating income and Adjusted operating income margin Years Ended December 31, 2022 2023% 11.5 1,024 $ % 11.2 1,064 $ Net Income 40 — Loss from discontinued operations, net of tax 194 215 Provision for income taxes 208 235 Interest expense 81 — Impairment 255 242 Depreciation 312 263 Amortization 99 68 Restructuring costs 181 386 Transaction and transformation (7) (43) Gain on disposal of operations % 26.9 2,387 $ % 25.6 2,430 $ Adjusted EBITDA and Adjusted EBITDA Margin wtwco.com © 2024 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 26

Adjusted Net Income and Adjusted Diluted EPS, QTD As reported, USD millions except % Three Months Ended December 31, 2022 2023 588 $ 622 $ Net Income attributable to WTW Adjusted for certain items: 13 — Loss from discontinued operations, net of tax 73 60 Amortization 28 38 Restructuring costs 73 121 Transaction and transformation (18) 1 Loss/(gain) on disposal of operations (72) (67) Tax effect on certain items listed above (i) 4 — Tax effect of internal reorganizations 689 $ 775 $ Adjusted Net Income 109 104 Weighted - average ordinary shares, diluted 5.40 $ 5.97 $ Diluted Earnings Per Share Adjusted for certain items: (ii) 0.12 — Loss from discontinued operations, net of tax 0.67 0.58 Amortization 0.26 0.36 Restructuring costs 0.67 1.16 Transaction and transformation (0.17) 0.01 Loss/(gain) on disposal of operations (0.66) (0.64) Tax effect on certain items listed above (i) 0.04 — Tax effect of internal reorganizations 6.33 $ 7.44 $ Adjusted Diluted Earnings Per Share (ii) (i) The tax effect was calculated using an effective tax rate for each item. (ii) Per share values and totals may differ due to rounding. wtwco.com © 2024 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 27

Adjusted Net Income and Adjusted Diluted EPS, Full Year As reported, USD millions except % Years Ended December 31, 2022 2023 1,009 $ 1,055 $ Net Income attributable to WTW Adjusted for certain items: 40 — Loss from discontinued operations, net of tax 81 — Impairment 312 263 Amortization 99 68 Restructuring costs 181 386 Transaction and transformation (7) (43) Gain on disposal of operations (188) (195) Tax effect on certain items listed above (i) (24) — Tax effect of the CARES Act 4 2 Tax effect of internal reorganizations 1,507 $ 1,536 $ Adjusted Net Income 112 106 Weighted - average ordinary shares, diluted 8.98 $ 9.95 $ Diluted Earnings Per Share Adjusted for certain items: (ii) 0.36 — Loss from discontinued operations, net of tax 0.72 — Impairment 2.78 2.48 Amortization 0.88 0.64 Restructuring costs 1.61 3.64 Transaction and transformation (0.06) (0.41) Gain on disposal of operations (1.67) (1.84) Tax effect on certain items listed above (i) (0.21) — Tax effect of the CARES Act 0.04 0.02 Tax effect of internal reorganizations 13.41 $ 14.49 $ Adjusted Diluted Earnings Per Share (ii) wtwco.com © 2024 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 28 (i) The tax effect was calculated using an effective tax rate for each item. (ii) Per share values and totals may differ due to rounding.

Adjusted Income Before Taxes, Adjusted Income Tax Rate and Free Cash Flow As reported, USD millions except % Three Months Ended December 31, 2022 2023 737 $ 739 $ Income from continuing operations before income taxes Adjusted for certain items: 73 60 Amortization 28 38 Restructuring costs 73 121 Transaction and transformation (18) 1 Loss/(gain) on disposal of operations 893 $ 959 $ Adjusted income before taxes 131 $ 116 $ Provision for income taxes 72 67 Tax effect on certain items listed above (i) (4) — Tax effect of internal reorganizations 199 $ 183 $ Adjusted income taxes 17.7% 15.7% U.S. GAAP tax rate 22.2% 19.1% Adjusted income tax rate Years Ended December 31, 2022 2023 812 $ 1,345 $ Cash flows from operating activities (138) (153) Less: Additions to fixed assets and software for internal use 674 $ 1,192 $ Free Cash Flow 8,866 $ 9,483 $ Revenue 7.6% 12.6% Free Cash Flow Margin (i) The tax effect was calculated using an effective tax rate for each item. Years Ended December 31, 2022 2023 1,258 $ 1,279 $ Income from continuing operations before income taxes Adjusted for certain items: — Impairment 312 263 Amortization 68 Restructuring costs 181 386 Transaction and transformation (43) Gain on disposal of operations 1,924 $ 1,953 $ Adjusted income before taxes 194 $ 215 $ Provision for income taxes 188 195 Tax effect on certain items listed above (i) — Tax effect of the CARES Act (4) (2) Tax effect of internal reorganizations 402 $ 408 $ Adjusted income taxes 15.4% 16.8% U.S. GAAP tax rate 20.9% 20.9% Adjusted income tax rate wtwco.com © 2024 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 29

About WTW At WTW (NASDAQ: WTW), we provide data - driven, insight - led solutions in the areas of people, risk and capital. Leveraging the global view and local expertise of our colleagues serving 140 countries and markets, we help organizations sharpen their strategy, enhance organizational resilience, motivate their workforce and maximize performance. Working shoulder to shoulder with our clients, we uncover opportunities for sustainable success — and provide perspective that moves you. Learn more at www.wtwco.com . wtwco.com © 2024 WTW. All rights reserved. See “WTW Forward - Looking Statements“ above for information about forward - looking statements and cautionary language, including how actual results may differ materially from those in the slide presentation. 30